SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 24, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of June 1, 1999,
                  providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-14)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

      New Jersey                    33-5042                   21-0627285
  -------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (I.R.S. Employer
     of incorporation)           File Number)              Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On June 24, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-14 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-14") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 22, 1999 as supplemented by the Prospectus Supplement dated June 21, 1999.

The original principal balance of each Class of the Certificates is as follows:

          Class A1                           $10,035,000.00
          Class A2                           $24,220,000.00
          Class A3                           $30,106,000.00
          Class A4                           $71,797,000.00
          Class A5                           $75,264,000.00
          Class A6                           $19,433,000.00
          Class A7                            $3,011,000.00
          Class A8                           $25,043,000.00
          Class A9                           $30,000,000.00
          Class R                                   $100.00
          Class PO                              $203,932.64
          Class M                             $6,345,000.00
          Class B1                            $2,263,000.00
          Class B2                            $1,357,000.00
          Class B3                            $1,508,000.00
          Class B4                              $603,000.00
          Class B5                              $757,049.76
          Total :                           $301,946,082.40


The initial Junior Percentage and initial Senior Percentage for Pool 1999-14 are approximately 4.25% and 95.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-14 as of the initial issuance of the Certificates are $110,800.00, $3,019,461.00 and $3,019,461.00, respectively, representing approximately .0400%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of June 1, 1999 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1999-14
------------

Pool 1999-14 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $301,946,082.40.

The interest rates (the "Mortgage Rates") borne by the 913 Mortgage Loans conveyed by GECMSI to Pool 1999-14 range from 6.3750% to 8.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.2159% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-14 ranged from $41,600.00 to $1,500,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-14 is $330,718.60, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-14 is August 1998, and the latest scheduled maturity date of any such Mortgage Loan is June 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-14 is 75.6853%.

The Mortgage Loans in Pool 1999-14 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-14:

 MORTGAGE     # OF LOANS          AGGREGATE BALANCES           % OF POOL BY
   RATES                          AS OF CUT-OFF DATE         AGGREGATE BALANCE
----------- ---------------- ---------------------------- --------------------
  6.3750%           2                  $720,946.96               0.2388%
  6.5000%          10                $3,536,705.01               1.1713%
  6.6250%          13                $4,280,256.52               1.4176%
  6.7500%          32               $10,419,294.00               3.4507%
  6.8750%          80               $27,014,741.20               8.9469%
  7.0000%         155               $48,843,386.31              16.1762%
  7.1250%         148               $50,080,053.07              16.5858%
  7.2500%         169               $55,886,435.73              18.5086%
  7.3750%         120               $39,584,500.54              13.1098%
  7.5000%          87               $30,128,442.74               9.9781%
  7.6250%          38               $12,463,836.54               4.1278%
  7.7500%          25                $7,561,225.52               2.5042%
  7.8750%          19                $6,424,383.07               2.1277%
  8.0000%           9                $2,822,514.07               0.9348%
  8.1250%           2                  $716,031.30               0.2371%
  8.2500%           2                  $580,129.82               0.1921%
  8.6250%           2                  $883,200.00               0.2925%
   Total          913              $301,946,082.40             100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-14:

    ORIGINAL                           AGGREGATE BALANCES       % OF POOL BY
    BALANCES             # OF LOANS    AS OF CUT-OFF DATE       AGGREGATE BAL.
---------------------- --------------  ------------------     ------------------
$      0 - 227,150            69         $10,705,025.48            3.5453%
$227,151 - 250,000            37          $9,046,699.32            2.9961%
$250,001 - 300,000           328         $91,307,933.04           30.2399%
$300,001 - 350,000           209         $67,238,513.28           22.2684%
$350,001 - 400,000           108         $40,605,713.50           13.4480%
$400,001 - 450,000            57         $24,102,549.49            7.9824%
$450,001 - 600,000            87         $44,616,548.40           14.7763%
$600,001 - 650,000             9          $5,802,008.45            1.9215%
$650,001 - 1,000,000 +         9          $8,521,091.44            2.8221%
Total                        913        $301,946,082.40          100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-14 is $1,500,000.00.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-14 is $41,568.34.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-14:

                                     AGGREGATE BALANCES       % OF POOL BY
YEAR OF ORIGINATION    # OF LOANS    AS OF CUT-OFF DATE       AGGREGATE BALANCE
-------------------    ----------    ------------------       -----------------
        1998                4           $1,134,715.23              0.3758%
        1999              909         $300,811,367.17             99.6242%
       Total              913         $301,946,082.40            100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-14:

   LOAN-TO-VALUE
     RATIO AT              # OF         AGGREGATE BALANCES      % OF POOL BY
    ORIGINATION            LOANS        AS OF CUT-OFF DATE    AGGREGATE BALANCE
--------------------       -----        ------------------    -----------------
   00.000 - 50.00            30             $9,158,019.01          3.0330%
   50.001 - 60.00            56            $17,692,602.41          5.8595%
   60.001 - 70.00                          $46,154,142.56         15.2856%
                            121
   70.001 - 75.00                          $44,274,051.26         14.6629%
                            124
   75.001 - 80.00                         $142,641,591.56         47.2407%
                            436
   80.001 - 85.00            13             $4,583,104.27          1.5179%
   85.001 - 90.00            85            $25,388,894.03          8.4084%
   90.001 - 95.00            48            $12,053,677.30          3.9920%
       Total                913           $301,946,082.40        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-14:

   TYPE OF                  # OF        AGGREGATE BALANCES      % OF POOL BY
   DWELLING                 LOANS       AS OF CUT-OFF DATE    AGGREGATE BALANCE
----------------------      -----       ------------------    -----------------
Single-family detached       828         $273,718,903.91           90.6515%
Single-family attached        17           $6,474,852.23            2.1444%
Condominium                   44          $13,966,474.10            4.6255%
2 - 4 Family Units            22           $7,080,852.16            2.3451%
Co-op                          2             $705,000.00            0.2335%
Total                        913         $301,946,082.40          100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-14:

                   # OF       AGGREGATE BALANCES             % OF POOL BY
   OCCUPANCY       LOANS      AS OF CUT-OFF DATE           AGGREGATE BALANCE
--------------     -----      ------------------           -----------------
Owner Occupied      882         $291,835,668.32                 96.6516%
Vacation             22           $7,398,991.54                  2.4504%
Investment            9           $2,711,422.54                  0.8980%
Total               913         $301,946,082.40                100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-14:

                           # OF      AGGREGATE BALANCES       % OF POOL BY
STATE                      LOANS     AS OF CUT-OFF DATE    AGGREGATE BALANCE
----------                 -----     ------------------    -----------------
Alabama                      4          $1,346,585.82            0.4460%
Arizona                     13          $3,560,666.98            1.1792%
Arkansas                     2            $597,504.75            0.1979%
California                 451        $150,573,098.63           49.8675%
Colorado                    33         $10,394,262.39            3.4424%
Connecticut                 18          $6,019,029.41            1.9934%
Delaware                     1            $256,000.00            0.0848%
District Of Columbia         4          $1,054,412.24            0.3492%
Florida                     16          $5,127,571.80            1.6982%
Georgia                     18          $6,006,454.77            1.9892%
Hawaii                       2          $1,496,940.85            0.4958%
Idaho                        2            $527,097.17            0.1746%
Illinois                    21          $6,524,173.62            2.1607%
Louisiana                    2            $687,459.56            0.2277%
Maine                        2            $278,600.00            0.0923%
Maryland                    28          $8,925,986.75            2.9562%
Massachusetts               44         $15,576,181.34            5.1586%
Michigan                    12          $2,955,946.44            0.9790%
Minnesota                    8          $2,452,121.68            0.8121%
Mississippi                  2            $569,268.40            0.1885%
Missouri                     3          $1,127,208.85            0.3733%
Nebraska                     1            $469,633.35            0.1555%
Nevada                      12          $5,013,198.27            1.6603%
New Hampshire                6          $1,841,330.29            0.6098%
New Jersey                  21          $6,872,969.33            2.2762%
New Mexico                   3          $1,231,814.90            0.4080%
New York                    31         $12,207,850.12            4.0431%
North Carolina               8          $2,143,546.76            0.7099%
Ohio                         4            $850,628.21            0.2817%
Oklahoma                     3          $1,275,955.92            0.4226%
Oregon                       8          $2,228,332.22            0.7380%
Pennsylvania                21          $7,334,505.86            2.4291%
Rhode Island                 2            $851,839.30            0.2821%
South Carolina               4          $1,155,833.16            0.3828%
Tennessee                    6          $2,257,646.01            0.7477%
Texas                       26          $7,510,820.46            2.4875%
Utah                         2            $529,980.23            0.1755%
Vermont                      4          $1,515,000.00            0.5017%
Virginia                    38         $11,636,199.59            3.8537%
Washington                  24          $7,899,264.89            2.6161%
Wisconsin                    3          $1,063,162.08            0.3521%
Total                      913        $301,946,082.40          100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-14:

    YEAR OF            # OF           AGGREGATE BALANCES      % OF POOL BY
    MATURITY           LOANS          AS OF CUT-OFF DATE    AGGREGATE BALANCE
---------------        -----          ------------------    -----------------
      2019                7              $2,664,441.20           0.8824%
      2024                2                $629,642.33           0.2085%
      2028                4              $1,134,715.23           0.3758%
      2029              900            $297,517,283.64          98.5333%
     Total              913            $301,946,082.40         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-14 calculated as of the Cut-off Date is 358.21 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-14:

                          # OF         AGGREGATE BALANCES      % OF POOL BY
  PURPOSE OF LOAN         LOANS        AS OF CUT-OFF DATE    AGGREGATE BALANCE
-------------------       -----        ------------------    -----------------
Purchase                   537          $175,399,364.58           58.0897%
Rate Term/Refinance        234           $79,418,872.06           26.3023%
Cash-out Refinance         142           $47,127,845.76           15.6080%
Total                      913          $301,946,082.40          100.0000%


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of June 21, 1999, for certain of the Series 1999-14 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated


1.2 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of June 21, 1999, for certain of the Series 1999-14 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-14 Certificates, dated as of June 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of June 24, 1999

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of June 24, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:


------------------- ------------------------------------------ --------------
  EXHIBIT NO.                      DESCRIPTION                       PAGE
------------------- ------------------------------------------ --------------

      1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of June 21, 1999, for certain of the Series 1999-14 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

      1.2 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of June 21, 1999, for certain of the Series 1999-14 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      4.1 The Pooling and Servicing Agreement for the Series 1999-14 Certificates, dated as of June 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.